Exhibit 99.1

Bowman Expands Transportation Infrastructure Services Through

Acquisition of East Coast Firm McMahon Associates, Inc.

May 4, 2022

RESTON, Va.—(BUSINESS WIRE) — Bowman Consulting Group Ltd. (the “Company” or “Bowman”) (NASDAQ: BWMN), today announced that it closed on the acquisition of McMahon Associates, Inc. (“McMahon”), a company specializing in delivering a full range of innovative transportation planning and engineering services to private and public sector clients. Founded in 1976 and headquartered in Fort Washington, Pennsylvania, McMahon focuses on projects oriented to roads and bridges; traffic and parking; signals and ITS (intelligent transportation systems); community transportation; and public transit. The firm is comprised of over 200 dedicated professionals working out of fifteen offices located throughout New England, the Mid-Atlantic, and Florida.

The Company expects the McMahon acquisition to initially contribute approximately $28 million of annualized transportation infrastructure revenue and be immediately accretive. At closing, the Company paid $18.3 million through a combination of cash, seller notes and 476,796 shares of restricted common stock subject to a six-month lock-up agreement. The transaction was structured as a stock purchase with a joint election to treat the acquisition as an asset sale pursuant to the Internal Revenue Code. As such, determination of the final acquisition cost is subject to adjustment based on customary post-closing purchase price accounting.

“McMahon is well respected throughout the transportation field and will be an outstanding addition to our firm,” said Gary Bowman, CEO of Bowman. “Their leadership and team of consummate professionals bring tremendous value to our staff, our clients, and our shareholders. As we have gotten to know McMahon’s business, we have become highly confident that this complementary combination will have a long-term positive impact that will be much greater than the sum of the parts.”

“The array of transportation services we can collectively provide our clients will continue to grow as client needs dictate, while we continue to deliver on our commitment to personalized attention on every project,” added Bowman. “The addition of McMahon will provide a broad platform from which to continue growing our share of the transportation market throughout the nation. We are just getting started on our 2022 acquisition program and I am pleased that we continue to deliver on our commitment to strategic growth in such a meaningful way. Everyone at Bowman joins me in welcoming the employees, clients, and business partners of McMahon.”

“For over 45 years, McMahon has specialized in delivering forward-looking transportation, planning, engineering and technology solutions to our clients”, said Joseph DeSantis, President, and CEO of McMahon. “Our success is the result of the commitment and dedication of our employees, many of whom have been with the firm for most of their professional careers. Bowman is a well-established and culturally compatible firm with services that are complementary to ours. By joining up with Bowman we gain access to new resources and technologies that allow for an even greater investment in the delivery of innovative transportation solutions to our clients while continuing to offer the same personal attention and trusted relationships our clients have come to expect from us.”

“This partnership between McMahon and Bowman highlights the alignment of our cultures, our focus on growth and opportunity for our people, and our combined entrepreneurial spirit,” added DeSantis. “McMahon has always been thankful for our clients and committed to contributing to our communities. We look forward to continuing in this fashion with Bowman’s first-rate organization.”

“The acquisition is Bowman’s second of 2022 following the acquisition of Perry Engineering earlier this year. This is a significant step toward our stated goal of acquiring $75 million of annualized net revenue this year,” said Bruce Labovitz, Bowman’s CFO. “The addition of McMahon nearly triples our transportation infrastructure business which will, over time, meaningfully impact our composition of revenue by market. While the acquisition is within our target multiple range, we believe McMahon’s operating margins will benefit from being part of Bowman and ultimately reduce the effective multiple. As is our practice, we will provide more detailed information on our M&A activities and communicate updates to guidance in connection with our upcoming earnings call on May 12, 2022.”

About McMahon Associates, Inc.

Since 1976, McMahon has specialized in delivering a broad array of innovative transportation planning and engineering services to private and public sector clients. The firm has built trusted and lasting relationships by surpassing the expectations of its clients. With over 200 dedicated professionals working out of 15 offices throughout the East Coast, McMahon has the talent, experience, and expertise to take on any transportation challenge. Additional information on McMahon, its team, and its projects can be found at macmahonassociates.com.

About Bowman Consulting Group Ltd.

Headquartered in Reston, Virginia, Bowman is an engineering services firm delivering infrastructure solutions to customers who own, develop, and maintain the built environment. With over 1,100 employees and more than 45 offices throughout the United Sates, Bowman provides a variety of planning, engineering, construction management, commissioning, environmental consulting, geomatics, survey, land procurement and other technical services to customers operating in a diverse set of regulated end markets. Bowman trades on the Nasdaq under the symbol BWMN. For more information, visit www.bowman.com or investors.bowman.com.

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. All statements contained in this press release other than statements of historical fact, including statements regarding our future results of operations and financial position, business strategy and plans and objectives for future operations, are forward-looking statements and represent our views as of the date of this press release. The words “anticipate”, “believe”, “continue”, “estimate”, “expect”, “intend”, “may”, “will”, “goal” and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs, These forward-looking statements are subject to several assumptions and risks and uncertainties, many of which involve factors or circumstances that are beyond our control that could affect our financial results. The Company cautions that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by the forward-looking statements contained in this news release. Such factors include: (a) changes in demand from the local and state government and private clients that we serve; (b) general economic conditions, nationally and globally, and their effect on the market for our services; (c) competitive pressures and trends in our industry and our ability to successfully compete with our competitors; (d) changes in laws, regulations, or policies; and (e) the “Risk Factors” set forth in the Company’s most recent SEC filings. Considering these risks, uncertainties and assumptions, the future events and trends discussed in this press release may not occur and actual results could differ materially and adversely from those anticipates or implied in any forward-looking statements. Except as required by law, we are under no obligation to update these forward-looking statements after the date of this press release, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements.

Investor Relations Contacts

Bruce Labovitz	Megan McGrath
ir@bowman.com	mmcgrath@finprofiles.com
(703) 787-3403	(310) 622-8248